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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    November 24, 1999


                                   BOLLE INC.

               (Exact name of registrant as specified in charter)


          DELAWARE                 000-23899                  13-0853260
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)            Identification No.)

555 THEODORE FREMD AVENUE, SUITE B 302                           10580
RYE, NEW YORK                                                  (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:  (914) 967-9475

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ITEM 5.  OTHER EVENTS

         On November 24, 1999, Bolle Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Agreement") with Worldwide Sports and Recreation, Inc. and Shade Acquisition, Inc. The Agreement is attached hereto as
Exhibit 2.1 and incorporated by reference herein. On November 26, 1999 the Company issued a press release announcing the Agreement, attached hereto as
Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits:

              2.1 Agreement and Plan of Merger by and among the Company, Worldwide Sports and Recreation, Inc., and Shade Acquisition, Inc.

              99.1  Press Release issued by Bolle Inc., dated November 26, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   BOLLE INC.

                                   /s/ Ian G. H. Ashken
                                   ------------------------------------
                                   Name:  Ian G. H. Ashken
                                   Title: Vice Chairman, Secretary and Director

November 26, 1999

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                                  EXHIBIT INDEX

Exhibit

2.1 Agreement and Plan of Merger by and among the Company, Worldwide Sports and Recreation, Inc., and Shade Acquisition, Inc.

99.1     Press Release of the Company, dated November 26, 1999.